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                                                            Exhibit 10(a)


                          INDEPENDENT AUDITORS' CONSENT



     We consent to the use in this Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (Reg. No. 2-99958) of Sun Life of Canada (U.S.) Variable Account D of our report dated February 4, 1999 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account D appearing in the Statement of Additional Information, which is part of such Registration Statement, to the use of our report dated February 5, 1999 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our reports dated February 5, 1999 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended Decemeber 31, 1998.

     We also consent to the references to us under the headings "Condensed Financial Information -- Accumulation Unit Values" and "Accountants" in such Prospectus and under the heading "Financial Statements" in such Statement of Additional Information.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

April 30, 1999